SUPPLEMENT DATED JUNE 8, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Short Duration High Yield Municipal Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective June 30, 2023, James Phillips will no longer serve as a Portfolio Manager of the Funds. At that time, all references to Mr. Phillips in the Summary and Statutory Prospectuses and Statements of Additional Information will be deemed to be removed.
ACST-ATEF-SUMSTATSAI-SUP 060823